Exhibit 99.1


                        CABLEVISION SYSTEMS CORPORATION

              STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, James Dolan, Principal Executive Officer, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Cablevision Systems Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Cablevision's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o    Annual Report on Form 10-K for the year ended December 31, 2001:

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Cablevision Systems Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

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          o    any amendments to any of the foregoing.


                                        Subscribed and sworn to before me
                                        this 14th day of August, 2002.

/s/ James L. Dolan
-------------------------               /s/ Kathleen Caprisella
James L. Dolan                          -----------------------
                                        Notary Public
       8/14/02
-----------------
Date                                    My Commission Expires:


                                                 11/30/02
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